REVISED 08/06/03

                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective the ____ day of ____________________, 2003 by and between Capital Research Group, Inc. (the "Consultant"), whose principal place of business is 1825 Main Street, Suite 201, Weston, FL 33326 and Health Express USA, Inc. (the "Client"), whose principal place of business is 1761 W. Hillsbro Blvd., Suite 203, Deerfield Beach, FL 33442.

WHEREAS, Consultant is in the business of providing services for management consulting, business advisory, shareholder information and public relations; and

WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client such services as may be needed; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to Client.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CONSULTING SERVICES. The client hereby retains the Consultant as an independent consultant to the Client and the Consultant hereby accepts and agrees to such retention. The services provided by the Consultant are: disseminate a two page "Highlighter" by means of "Targeted" E-Mail and operate an intense marketing campaign to new investors.

         It is acknowledged and agreed by the Client that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The services of Consultant shall not be Exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.

2. INDEPENDENT CONTRACTOR. Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, worker's compensation or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by Consultant. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice. Consultant will use its best efforts and does not promise results.

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Consulting Agreement for Health Express USA, Inc. (Rev. 8/6/03)      Page 1 of 6

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3.       TIME,  PLACE  AND  MANNER  OF  PERFORMANCE.  The  Consultant  shall  be available for advice and counsel to the officers and directors of the Client as such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the sole discretion of the Consultant.

4.       TERM OF  AGREEMENT.  The term of this  Agreement  shall  be  three  (3)
         months, commencing on the date of this Agreement, subject to prior termination as hereinafter provided.

5. COMPENSATION. In providing the foregoing services, Consultant shall be responsible for all costs incurred except the Client will be responsible for mailing out due diligence requests. Client shall pay Consultant for its services hereunder as follows: to arrange for one or more third parties to transfer 150,000 shares of Client's free trading common stock to Consultant upon signing of this agreement; to arrange for one or more third parties to transfer 25,000 shares of Client's free trading common stock to Consultant on the first day of the remaining two (2) contract months. All fees may also be paid in cash by the Client referring to the price of the offer or ask the day payment is due. For purposes of this paragraph, the dollar value of any shares given for compensation shall be the closing price of the Client's common stock as traded in the over-the-counter market and quoted on the OTC Bulletin Board on the trading day immediately preceding the compensation due date. Any shares shall be unrestricted as to transferability and the Certificates shall not bear any legends or restrictions. The client warrants, represents and agrees that the shares were not issued under SEC Form S-8, that the third party is not an affiliate of the Client, i.e. one who, through stock ownership, a position as director, officer or employee or by other means, has the power to control, directly or indirectly, the management of the Client and, if the third party's stock was issued in a private placement, that the requirements for the exemption for private placement stock were complied with and the third party has held the stock for the prescribed period necessary to permit the shares to be sold without registration.

6. LATE PAYMENT. In the event of late payment of any compensation due under this Agreement, and in addition to the rights granted the
         Consultant under paragraph 8 "Termination" of this Agreement, Consultant may immediately remove Client's company from thesubway.com website until any arrears in compensation are brought current.

7. CLIENT'S REPRESENTATIONS. The Client represents that it is in compliance with all applicable Securities and Exchange Commission reporting and accounting requirements and all applicable requirements of the NASD or any stock exchange. The Client further represents that it has not been and is not the subject of any enforcement proceeding or injunction by the Securities and Exchange Commission or any state securities agency.

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Consulting Agreement for Health Express USA, Inc. (Rev. 8/6/03)      Page 2 of 6

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8.       TERMINATION.

         (a) Consultant's relationship with the Client hereunder may be terminated for any reason whatsoever, at any time, by either party, upon 3 days written prior notice.

         (b)      This  Agreement   shall   automatically   terminate  upon  the
                  dissolution,   bankruptcy  or  insolvency  of  the  Client  or
                  Consultant.

         (c) This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured within fifteen
                  (15) days of receipt of written notice of such default.

         (d) Consultant and Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

         (e) In the event of any termination hereunder all shares or funds paid to the Consultant through the date of termination shall be fully earned and non-refundable and the parties shall have no further responsibilities to each other except that the Client shall be responsible to make any and all payments if any, due to the Consultant through the date of the termination and the Consultant shall be responsible to comply with the provisions of section 10 hereof.

9. WORK PRODUCT. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein.

10. CONFIDENTIALITY. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

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11.      ANTI DILUTION.  Client shall also arrange for one or more third parties to transfer 10% of any newly registered or issued securities of the clients company within the term of this agreement in the form of fully paid non-assessable free trading registered shares within 5 business days of registration or issuance. Any shares shall be unrestricted as to transferability and the Certificates shall not bear any legends or restrictions and all shares will bear the same requirements as noted in section five (5) herein.

12. CONFLICT OF INTEREST. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate, this Agreement within seven (7) business days of receipt of written notice of conflict shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

13. DISCLAIMER OF RESPONSIBILITY FOR ACT OF THE CLIENT. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such decisions, made by the Client or any affiliates or subsidiaries of the Client.

14.      INDEMNIFICATION.

         (a) The client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Client (c) a violation of state or federal securities laws.

         (b) The Consultant shall protect, defend, indemnify and hold Client and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Consultant (c) a violation of state or federal securities laws.

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15.      NOTICES.  Any  notices  required  or  permitted  to be given under this
         Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized overnight courier to the principal office of each party.

16. WAIVER OF BREACH. Any waiver by either party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

17. ASSIGNMENT. This Agreement and the right and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

18. APPLICABLE LAW. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Florida shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

19. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

20. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all other or prior understandings, agreements and negotiations between the parties.

21. WAIVER AND MODIFICATION. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

22. BINDING ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in Miami-Dade County, Florida.

23. COUNTERPARTS AND FACSIMILE SIGNATURE. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

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Consulting Agreement for Health Express USA, Inc. (Rev. 8/6/03)      Page 5 of 6

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

CONSULTANT:

CAPITAL RESEARCH GROUP, INC.


By:__________________________________       DATE: __________________________
   Charles T. Tamburello, President/CEO

CLIENT:

HEALTH EXPRESS USA, INC.

By: __________________________________      DATE:___________________________
    Marco D'Alonzo, President/CEO


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